                             STOCKHOLDERS AGREEMENT

                            dated as of June 22, 1998

                                  by and among

                          Schwinn Holdings Corporation,

                                GT Bicycles, Inc.

                                       and

                      Each of the Individuals and Entities

                       Listed on the Signature Page Hereto

                             STOCKHOLDERS AGREEMENT


           THIS STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of June 22, 1998, by and among Schwinn Holdings Corporation, a Delaware corporation ("Parent"), GT Bicycles, Inc., a Delaware corporation (the "Company"), and the individuals and entities listed on Schedule A attached hereto (each of such individuals and entities being a "Stockholder" and, collectively, the "Stockholders").

           WHEREAS, Parent, SPK Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary"), and the Company, propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended, the "Merger Agreement") providing for the merger of Merger Subsidiary with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"); and

           WHEREAS, as a condition and inducement to Parent's willingness to enter into the Merger Agreement, Parent has requested that that each Stockholder enter into this Agreement.

           NOW, THEREFORE, to induce Parent to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties, intending to be legally bound, hereby agree as follows (capitalized terms used but not defined herein shall have the meanings as set forth in the Merger Agreement):

        1. Covenants of each Stockholder. Each Stockholder, severally and not jointly, agrees as follows:

           (a) Vote for the Merger. At any meeting of stockholders of the Company called to vote upon the Merger or the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to the Merger and the Merger Agreement is sought, the Stockholder shall vote (or cause to be voted) all shares of Company Common Stock beneficially owned by the Stockholder or over which the Stockholder has any voting power (together with any other shares of Company Common Stock acquired by the Stockholder or over which the Stockholder acquires voting power after the date hereof, the "Subject Shares") in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the terms thereof and, to the extent presented to the stockholders of the Company for a vote, each of the other transactions contemplated by the Merger Agreement or this Agreement. The Stockholder hereby waives any appraisal rights granted pursuant to Section 262 of the DGCL (or any successor provision) to which it may otherwise be entitled as a result of the Merger or the other transactions contemplated by the Merger Agreement.

           (b) Vote Against Acquisition Proposals. At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval of the stockholders of the Company is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares against (i) any merger or merger agreement (other than the Merger and the Merger Agreement), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other Acquisition Proposal, (ii) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement, and
(iii) any amendment of the Company's certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of capital stock of the Company. Subject to
Section 9, the Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

           (c) Transfer of Subject Shares, Options and Warrants. Except pursuant to this Agreement, the Stockholder shall not, without the prior written consent of Parent, (i) sell or otherwise transfer or dispose of the Subject Shares, any options or warrants to purchase shares of Company Common Stock ("Options" and "Warrants," respectively) or any shares of Company Common Stock subject to any Option or Warrant to any person, other than pursuant to the terms of the Merger,
(ii) enter into any voting arrangement, whether by proxy, power-of-attorney, voting agreement, voting trust or otherwise, in connection with, directly or indirectly, any Acquisition Proposal, or (iii) commit or agree to take any of the foregoing actions.

           (d) No Solicitation. The Stockholder shall not, nor shall it permit any of its affiliates or any director, officer, employee, investment banker, attorney or other adviser or representative of any of the foregoing to, (i) directly or indirectly, solicit, initiate or encourage the submission of, any Acquisition Proposal, or (ii) subject to the terms of Section 9, directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal.

           (e) Stockholder Assistance. Subject to Section 9, the Stockholder shall use its reasonable best efforts to assist and cooperate with the parties to the Merger Agreement to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement, subject, in each case to the requirements of applicable laws.

           (f) Termination of Covenants. The covenants and agreements set forth in this Section 1 shall terminate and be of no further force and effect upon the earlier to occur of (i) the Effective Time of the Merger, or (ii) the date of termination of the Merger Agreement.

        2. Option to Purchase Subject Shares.

           (a) Subject to the terms and conditions set forth herein, each Stockholder hereby grants to Parent an irrevocable option (the "Parent Option") to purchase all of such

Stockholder's Subject Shares at a price per share in cash (the "Purchase Price") equal to $8.00 per Subject Share.

           (b) Parent may exercise the Parent Option in whole but not in part, at any time after the occurrence of a Purchase Event (as defined below); provided, however, that, to the extent the Parent Option shall not have been previously exercised, it shall terminate and be of no further force and effect upon the earlier to occur of (i) the Effective Time of the Merger, (ii) the date of termination of the Merger Agreement pursuant to Sections 9.1(a) and 9.1(d) thereof, or (iii) six months from the date of termination of the Merger Agreement pursuant to any other Section thereof (such date, the "Termination Date"). Notwithstanding the foregoing, if the Parent Option cannot be exercised before the Termination Date as a result of any injunction, order or similar restraint issued by a court of competent jurisdiction, the Parent Option shall expire (and the Termination Date shall be so extended until the earlier of) (i) on the 30th business day after such injunction, order or restraint shall have been dissolved, or (ii) when such injunction, order or restraint shall have become permanent and no longer subject to appeal, as the case may be.

           (c) As used herein, a "Purchase Event" shall mean any of the following events:

                      (i) any person (other than Parent or any of its subsidiaries) shall have commenced (as such term is defined in Rule 14d-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or shall have filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to, a tender offer or exchange offer to purchase any Company Common Stock such that, upon consummation of such offer, such person would have Beneficial Ownership (as defined below) of 50% or more of the then outstanding shares of Company Common Stock;

                      (ii) the Company or any of its subsidiaries shall or shall have entered into, authorized, recommended, proposed or publicly announced an intention to enter into, authorize, recommend, or propose, an agreement, arrangement or understanding with any person (other than Parent or any of its subsidiaries) to, or any person (other than Parent or any of its subsidiaries) shall have publicly announced a bona fide intention to effect any Acquisition Proposal with the Company;

                      (iii) any person (other than Parent or any of its subsidiaries, and other than a Stockholder) shall have acquired Beneficial Ownership or the right to acquire Beneficial Ownership of 50% or more of the outstanding shares of the Company Common Stock;

                      (iv) the Company's Board of Directors (or any committee thereof) (A) shall have withdrawn, modified or changed its recommendation regarding the approval of the Merger or the Merger Agreement or the transactions contemplated thereby in a manner adverse to Parent, (B) shall have recommended to the stockholders of the Company any Acquisition Proposal, or (C) shall have resolved, or entered into any agreement, to do any of the foregoing;

                      (v) with respect to a particular Stockholder, such Stockholder shall have breached in any material respect any of its obligations under this Agreement;

                      (vi) the Company shall have delivered a Superior Proposal Notice.

           (d) As used herein, the terms "Beneficial Ownership," "Beneficial Owner" and "Beneficially Own" shall have the meanings ascribed to them in Rule 13d-3 under the Exchange Act. As used herein, "person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

           (e) In the event Parent wishes to exercise the Parent Option, it shall deliver to each Stockholder at the address set forth on Schedule A, a written notice (the date of which being herein referred to as the "Notice Date") specifying a place and date not earlier than two business days nor later than 30 calendar days from the Notice Date for the closing of such purchase; provided that if the closing of the purchase and sale pursuant to the Parent Option (the "Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated; and, provided further that, without limiting the foregoing, if prior notification to or approval of any regulatory authority is required in connection with such purchase, Parent and, if applicable, each Stockholder, shall promptly file the required notice or application for approval and shall expeditiously process the same (and each Stockholder shall cooperate in a commercially reasonable manner with Parent in the filing of any such notice or application and the obtaining of any such approval), and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (i) any required notification period has expired or been terminated, or (ii) such approval has been obtained, and in either event, any requisite waiting period has passed.

           (f) At the Closing, Parent shall pay to each Stockholder the aggregate Purchase Price for the shares of Company Common Stock purchased from such Stockholder pursuant to the exercise of the Parent Option. At such Closing, simultaneously with the delivery of the Purchase Price, each Stockholder shall transfer to Parent good, valid and marketable title to, and shall deliver to Parent a certificate or certificates representing, the number of shares of Company Common Stock purchased by Parent, registered in the name of Parent or a nominee designated in writing by Parent (or if it is not possible to have such registration completed prior to Closing, the certificates delivered shall be accompanied by appropriate stock power(s) in form reasonably satisfactory to Parent), which shares shall be fully paid and non-assessable and free and clear of all Liens, rights of first refusal or offer, proxies, voting trusts or agreements, understandings or arrangements or other encumbrances of any kind whatsoever other than any restrictions under the Securities Act or the Exchange Act.

           (g) In the event of any change in Company Common Stock by reason of a stock dividend, split-up, recapitalization, merger, consolidation, reorganization, combination, exchange of shares or similar transaction, the type and number of shares or securities subject to the Parent Option, and the Purchase Price therefor, shall be adjusted appropriately so that Parent shall receive upon exercise of the Parent Option the same class and number of outstanding shares or other securities or property that Parent would have received in respect of Company Common Stock if the Parent Option had been exercised immediately prior to such event, or the record date therefor, as applicable.

           (h) In the event that Parent has purchased the Subject Shares pursuant to the Parent Option and, within 180 days after the date of such purchase, Parent or any affiliate thereof sells, transfers, exchanges or disposes of any of the Subject Shares acquired upon exercise of the Parent Option other than in connection with the consummation of an Acquisition Proposal or a transaction with an affiliate of Parent (a "Disposition") then, within two business days after the closing of such Disposition, Parent shall tender and pay to each Stockholder, in immediately available funds, their respective pro rata share (calculated based on the respective amount of the Subject Shares purchased from each Stockholder pursuant to the Parent Option) of 50% of the Net Profit realized by Parent in connection with such Disposition. As used in this Section 2(h), "Net Profit" shall mean an amount equal to the excess, if any, of (i) the gross amount realized by Parent from a Disposition over (ii) the aggregate purchase price paid by Parent with respect to the Subject Shares subject to such Disposition, with such excess being reduced by the sum of (A) all reasonable out-of-pocket fees, costs and expenses incurred by Parent and its affiliates in connection with such Disposition (including, without limitation, all fees, costs and expenses of counsel) and (B) all customary brokerage fees and commissions, if any, incurred in connection with such Disposition.

        3. Registration Rights. Upon exercise of the Parent Option, Parent shall be entitled to have the Subject Shares purchased thereby registered under the Securities Act of 1933, as amended, pursuant to the terms of Section 7 of the Amendment and Restatement of Stockholders Agreement dated as of November 12, 1993 among GT Holdings, Inc., GT Acquisition Corporation, Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Jackson National Life Insurance Company and each of the persons designated as the Management Stockholders on the signature page of such agreement (the "Stockholders Agreement"), which terms are incorporated herein by reference and made a part hereof. For purposes of such registration rights, Parent shall be deemed to own 100% of the Investor Shares (as defined in the Stockholders Agreement).

        4. Representations and Warranties of each Stockholder. Each Stockholder hereby, severally and not jointly, represents and warrants to Parent as of the date hereof as follows:

           (a) Authority. The Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Stockholder (or in the case of any Stockholder which is a trust, by the trustee on behalf of such trust, or in the case of any Stockholder which is a partnership by a general partner on behalf of such partnership) and constitutes a valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with or result in any violation of or default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the

Stockholder. If the Stockholder is married and the Stockholder's Subject Shares, Options or Warrants constitute community property, or the Stockholder otherwise needs spousal approval for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding obligation of, the Stockholder's spouse, and is enforceable against such spouse in accordance with its terms. No trust which is a Stockholder requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

           (b) Shares, Options and Warrants. The Stockholder is the sole beneficial and (except as set forth on Schedule A) record owner of, and has good and marketable title to, the shares of Company Common Stock, Options and Warrants set forth opposite such Stockholder's name on Schedule A, free and clear of any Liens. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the shares of Company Common Stock set forth opposite such Stockholder's name on Schedule A and the shares of Company Common Stock subject to any Options or Warrants set forth opposite such Stockholder's name on Schedule A. The Stockholder has the sole right to vote such shares of Company Common Stock, and none of such shares of Company Common Stock is subject to any voting trust or other agreement, arrangement or restriction, except as contemplated by this Agreement or as otherwise set forth on Schedule A. Except as set forth in Schedule A, the Stockholder does not own or hold any rights to acquire any additional shares of capital stock of the Company or any interest therein or any voting rights with respect to any additional shares of Company Common Stock.

        5. Representations and Warranties of Parent. Parent hereby represents and warrants to each Stockholder that Parent has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against Parent in accordance with its terms.

        6. Further Assurances. Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

        7. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, except that Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly-owned subsidiary of Parent; provided, however, that no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, successors and assigns.

        8. General Provisions.

           (a) Expenses. Each of the parties hereto shall pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel, except that the Company shall pay the reasonable fees of Ropes & Gray incurred by the Stockholders in connection with this Agreement.

           (b) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

           (c) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to Parent and the Company in accordance with the notification provision contained in the Merger Agreement and to the Stockholders at their respective addresses set forth on Schedule A (or at such other address for a party as shall be specified by like notice).

           (d) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           (e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

           (f) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (ii) is not intended to confer upon any person other than the parties hereto and Merger Subsidiary, which is an express beneficiary of this Agreement, any rights or remedies hereunder.

           (g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

           (h) Public Announcements. The Stockholders and Parent shall consult with each other and use reasonable efforts to agree upon the text of any press release, before issuing any press release or otherwise making public statements with respect to the transactions contemplated by this Agreement and the Merger Agreement and shall not issue any such press release or make any such public statement without the prior consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed, except as may be required by applicable law (including requirements of stock exchanges and other similar regulatory bodies).

           (i) Severability. If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law, and the parties hereto shall negotiate in good faith a substitute term or provision that comes as close as possible to the invalidated and unenforceable term or provision, and that puts each party in a position as nearly comparable as possible to the position each such party would have been in but for the finding of invalidity or unenforceability, while remaining valid and enforceable.

        9. Stockholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer and nothing herein shall limit or affect any action taken by such person in his or her capacity as a director or officer. Each Stockholder signs solely in his or her capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, or the general partner of a partnership which is the beneficial owner of such Stockholder's Subject Shares, Options and Warrants and nothing herein shall limit or affect any actions taken by a Stockholder in his or her capacity as an officer or director of the Company. Nothing in this Agreement shall be deemed, prior to exercise of the Parent Option, to constitute a transfer of the beneficial ownership of the Subject Shares by any Stockholder.

        10. Enforcement. The parties agree, and the beneficiaries of each trust which is a party hereto have agreed, that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to a temporary restraining order and preliminary and permanent injunctive relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the Untied States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto
(a) consents to submit to the personal jurisdiction of any United States court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (b) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court,
(c) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a United States court sitting in the State of Delaware or a Delaware state court, and (d) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

           IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement or has caused this Agreement to be signed by its officer thereunto duly authorized, all as of the date first written above.

SCHWINN HOLDINGS CORPORATION                 GT BICYCLES, INC.


By:  /s/ KEVIN G. KEENLEY                    By:  /s/ MICHAEL HAYNES
--------------------------------             --------------------------------
Name:  Kevin G. Keenley                      Name:  Michael Haynes
Title: Vice President and Treasurer          Title: Chief Executive Officer


STOCKHOLDERS:

BAIN CAPITAL FUND IV, L.P.                   BAIN CAPITAL FUND IV-B, L.P.
By:  Bain Capital Partners IV, L.P.          By:  Bain Capital Partners IV, L.P.
  By:  Bain Capital Investors, Inc.            By:  Bain Capital Investors, Inc.


By                                           By:
--------------------------------             --------------------------------
Name:                                        Name:
Title:    Managing Director                  Title:    Managing Director

BCIP ASSOCIATES                              BCIP TRUST ASSOCIATES, L.P.


By:                                          By:
--------------------------------             --------------------------------
Name:                                        Name:
Title:    Authorized Partner                 Title:    Authorized Partner

                            Schedule A - Stockholders


                                                                Number of Shares           Number of Shares
                                          Number of Shares      of Company                 of Company
Name and                                  of Company            Common Stock               Common Stock
Address                                   Common Stock          Underlying Options         Underlying Warrants

Bain Capital Fund IV, L.P.                     969,342                   0                         0
c/o Bain Capital, Inc.
Two Copley Place
Boston, MA  02118

Bain Capital Fund IV-B,  L.P.                1,109,328                   0                         0
c/o Bain Capital, Inc.
Two Copley Place
Boston, MA  02118

BCIP Associates                                102,388                   0                         0
c/o Bain Capital, Inc.
Two Copley Place
Boston, MA  02118

BCIP Trust Associates, L.P.                     49,023                   0                         0
c/o Bain Capital, Inc.
Two Copley Place
Boston, MA  02118
